AMENDMENT NO. 1 TO SECURED TERM NOTE

      This Amendment No. 1 to Secured Term Note (this "Amendment"), dated as of March 31, 2006, is entered into by and between DATALOGIC INTERNATIONAL, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of
(i) the Secured Convertible Term Note, dated January 20, 2006 (as amended, modified or supplemented from time to time, the "Secured Term Note") issued by the Company pursuant to the Securities Purchase Agreement dated as of January 20, 2006, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement") and (ii) the Registration Rights Agreement, dated as of January 20, 2006, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Registration Rights Agreement" and, together with the Secured Convertible Term Note and the Securities Purchase Agreement, the "Loan Documents"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Secured Term Note.

      WHEREAS, the Company and Laurus have agreed to make certain changes to the Secured Term Note as set forth herein; and

      NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Section 1.2 of the Secured Term Note is hereby amended by changing the reference to "April 1, 2006" in the first sentence thereof to "May 1, 2006".

      2. Upon the execution and delivery of this Amendment No.1 by the Laurus, the Company hereby agrees to issue to Laurus 40,000 shares of the Company's Common Stock, par value $.001 per share (the "Amendment Shares"). Laurus hereby represents and warrants to the Company that each of representations, warranties and covenants made by Laurus in Sections 5.2 through 5.8 of the Securities Purchase Agreement in respect of the Option and the Option Shares are hereby also made with respect to the Amendment Shares as of the date hereof.

      3. The Company and Laurus hereby agree that the definition of "Registrable Securities" set forth in Section 1 of the Registration Rights Agreement shall be include the Amendment Shares in addition to the shares of Common Stock issued upon the exercise of the Option and the Warrant.

      4.   This Amendment shall be effective as of the date hereof following
(i) the execution and delivery of same by each of the Company and Laurus and
(ii) the receipt of the Amendment Shares by Laurus (or an authorized representative of Laurus).

      5. Except as specifically set forth in this Amendment, there are no other amendments to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.


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      6.    The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Company in connection with the Loan Documents are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements have been met. The Company understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company will disclose the material terms of the transactions contemplated hereby in its Annual Report on Form 10-K for the year ended December 31, 2005.

      7. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Secured Term Note to be signed in its name effective as of this 31st day of March, 2006.

                            DATALOGIC INTERNATIONAL, INC.

                                /s/ Khanh D. Nguyen
                            By: ________________________________
                                Name:  Khanh D. Nguyen
                                Title: President




                            LAURUS MASTER FUND, LTD.

                                /s/ Eugene Grin
                            By:______________________________
                                Name:   Eugene Grin
                                Title:  Director




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